Exhibit 10.1

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****]

TWENTY-NINTH AMENDMENT TO AMENDED AND RESTATED

INTERACTIVE MARKETING AGREEMENT

This Twenty-Ninth Amendment to Amended and Restated Interactive Marketing Agreement (“Twenty-Ninth Amendment”) is entered into by and between AOL INC., a Delaware corporation (successor in interest to AOL LLC), with its principal place of business at 770 Broadway, New York, NY 10003 (“AOL”), and GOOGLE INC., a Delaware corporation (successor-in-interest to Google Inc., a California corporation) with offices at 1600 Amphitheatre Parkway, Mountain View, CA 94043 (“Google”), effective as of July 1, 2010 (the “Twenty-Ninth Amendment Effective Date”). AOL and Google may be referred to individually as a “Party” and collectively as the “Parties”.

INTRODUCTION

The Parties hereto wish to further amend that certain Amended and Restated Interactive Marketing Agreement effective as of October 1, 2003 (the “IMA”), as amended previously by that certain First Amendment to the Amended and Restated Interactive Marketing Agreement effective as of December 15, 2003 (the “First Amendment”), that Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 30, 2004 (the “Second Amendment”), that Third Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 7, 2004 (the “Third Amendment”), that Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 1, 2004 (the “Fourth Amendment”), that Fifth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 14, 2004 (the “Fifth Amendment”), that Sixth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 17, 2004 (the “Sixth Amendment”), that Seventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 28, 2005 (the “Seventh Amendment”), that Eighth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 28, 2005 (the “Eighth Amendment”), that Ninth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2005 (the “Ninth Amendment”), that Tenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 24, 2006 (the “Tenth Amendment”), that Eleventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 28, 2006 (the “Eleventh Amendment”), that Twelfth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2006 (the “Twelfth Amendment”), that Thirteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of January 12, 2007 (the “Thirteenth Amendment”), that Fourteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 16, 2007 (the “Fourteenth Amendment”), that Fifteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 2, 2007 (the “Fifteenth Amendment”), that Sixteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 24, 2007 (the “Sixteenth Amendment”), that Seventeenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 29, 2008 (the “Seventeenth Amendment”), that Eighteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 31, 2008 (the “Eighteenth Amendment”), that Nineteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 30, 2008 (the “Nineteenth Amendment”), that Twentieth Amendment to Amended and Restated Interactive Marketing Agreement effective as of October 1, 2008 (the “Twentieth Amendment”), that Twenty-First Amendment to Amended and Restated Interactive Marketing Agreement effective as of November 1, 2008 (the “Twenty-First Amendment”), that Twenty-Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 13, 2009 (the “Twenty-Second Amendment”), that Twenty-Third Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 4, 2009 (the “Twenty-Third Amendment”), that Twenty-Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of February 1, 2010 (the “Twenty-Fourth Amendment”), that Twenty-Fifth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 1, 2010 (the “Twenty-Fifth Amendment”), that Twenty-Sixth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 1, 2010 (the “Twenty-Sixth Amendment”), that Twenty-Seventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of May 1, 2010 (the “Twenty-Seventy Amendment”), that Twenty-Eighth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 1, 2010 (the

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“Twenty-Eighth Amendment”) and that Addendum One to the Second Amendment to Amended and Restated Interactive Marketing Agreement dated October 5, 2004 (“Addendum One”) (the IMA and such amendments and addendum, collectively the “Existing Agreement” and the Existing Agreement together with this Twenty-Ninth Amendment, the “Agreement”). Capitalized terms not defined in this Twenty-Ninth Amendment shall have the meanings set forth in the Existing Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby amend the Existing Agreement as follows:

A. ICQ and ICQ Properties.

1. Definitions. Solely for purposes of this Twenty-Ninth Amendment, the capitalized terms below shall have the following meaning:

DST means Digital Sky Technologies.

Google Advertising Services means the Google Sponsored Advertising Service (including, but not limited to, Google Advertising Results) and the Content Targeted Advertising Service (including, but not limited to, Content Targeted Advertisements).

ICQ means ICQ LLC.

ICQ Properties means (i) www.icq.com, (ii) ICQ 7 (a chat application), (iii) ICQ toolbar, and (iv) any other ICQ websites and applications [****], that are accessing the Google Sponsored Advertising Service and/or the Content Targeted Advertising Service, as applicable, through AOL as permitted under the Existing Agreement.

Sale means the sale of all equity interests of ICQ by AOL to DST.

Sale Date means July 8, 2010 12:00 am Pacific Time (PT), the effective date of the Sale.

2. The Parties acknowledge the Sale. As of the Sale Date, ICQ and ICQ Properties shall cease to be [****] an Affiliate of AOL under the Agreement and shall be removed from the Agreement. Accordingly, any and all references to ICQ in the Existing Agreement (including “ICQ properties” referenced in Exhibit A and Schedule 2.1 of the IMA) shall be deleted from the Existing Agreement including, but not limited to, the deletion of www.icq.com from the Content Targeted URLs list set forth in Exhibit A of the Twenty-First Amendment.

3. As of the Sale Date, Google shall (i) not be responsible, or held liable, for not providing the Google Advertising Services to, and (ii) not have any payment obligation to AOL or ICQ (including their respective affiliates, successors and/or assigns, respectively) relating to, ICQ Properties under the Agreement. For the avoidance of doubt, Google will pay [****] in accordance with the terms of the Existing Agreement.

4. As of the Sale Date [****].

B. Order of Precedence. This Twenty-Ninth Amendment is supplementary to and modifies the Existing Agreement. The terms of this Twenty-Ninth Amendment supersede provisions in the Existing Agreement only

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to the extent that the terms of this Twenty-Ninth Amendment and the Existing Agreement expressly conflict. However, nothing in this Twenty-Ninth Amendment shall be interpreted as invalidating the Existing Agreement, and provisions of the Existing Agreement shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Twenty-Ninth Amendment. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the Existing Agreement under this Twenty-Ninth Amendment shall be interpreted to have full force and effect on any other relevant provisions of the Existing Agreement (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

C. Entire Agreement. This Agreement constitutes the entire agreement with respect to the subject matter hereof. The Agreement supersedes any other prior or collateral agreements, whether oral or written, with respect to the subject matter hereof.

D. Counterparts; Facsimile. This Twenty-Ninth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Twenty-Ninth Amendment may be executed by facsimile.

[Remainder of this page intentionally left blank; Signature page follows.]

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IN WITNESS WHEREOF, the Parties have executed this Twenty-Ninth Amendment to the Existing Agreement.

AOL INC.		GOOGLE INC.

By:	/s/ Steven Quan	By:	/s/ Nikesh Arora
Name:	Steven Quan	Name:	Nikesh Arora
Title:	VP, Business Development	Title:	President, Global Sales and Business Development
Google Inc.

Date:	7/30/10	Date:	2010.07.30
18:15:09
-07’00’

[Legal Department
MC/anb
Google]

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